UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 24, 2011

Date of Report (date of earliest event reported)

Synopsys, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment to 2006 Employee Equity Incentive Plan

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Synopsys, Inc. (“Synopsys”) held on March 24, 2011, Synopsys’ stockholders approved an amendment to Synopsys’ 2006 Employee Equity Incentive Plan (the “Amended Equity Plan”) to, among other items, increase the number of shares of common stock reserved under the plan for future issuance by 7,000,000 shares. Synopsys’ Compensation Committee and Board of Directors previously approved the Amended Equity Plan, subject to such stockholder approval. Synopsys’ executive officers are eligible to participate in the Amended Equity Plan.

A summary of the Amended Equity Plan is set forth in Synopsys’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 10, 2011 (the “Proxy Statement”). That summary and the above description of the Amended Equity Plan do not purport to be complete, and are qualified in their entirety by reference to the Amended Equity Plan, which is filed as Exhibit 10.33 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02(e) above, Synopsys held its Annual Meeting on March 24, 2011. As of the record date, January 28, 2011, 149,246,111 shares of Synopsys common stock were outstanding and entitled to vote at the Annual Meeting. A total of 137,630,744 shares of Synopsys common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Synopsys’ stockholders voted on five proposals at the Annual Meeting. The proposals are described in the Proxy Statement. The final results of the votes regarding each proposal are set forth below.

Proposal 1: Synopsys’ stockholders elected eight directors to Synopsys’ Board of Directors, to serve for a one-year term and until their successors are elected. The voting results regarding this proposal are set forth below:

	For	Withhold	Broker Non-Votes
Aart J. de Geus	125,782,121	2,962,297	8,886,326
Chi-Foon Chan	126,981,315	1,763,103	8,886,326
Alfred Castino	128,476,399	268,019	8,886,326
Bruce R. Chizen	127,435,850	1,308,568	8,886,326
Deborah A. Coleman	126,879,927	1,864,491	8,886,326
John Schwarz	127,224,605	1,519,813	8,886,326
Roy Vallee	126,679,161	2,065,257	8,886,326
Steven C. Walske	125,834,100	2,910,318	8,886,326

Proposal 2: As described in Item 5.02(e) above, Synopsys’ stockholders approved the Amended Equity Plan to, among other items, increase the number of shares of common stock reserved under the plan for future issuance by 7,000,000 shares. The Amended Equity Plan is filed as Exhibit 10.33 to this Current Report on Form 8-K. The voting results regarding this proposal are set forth below:

For:	103,508,383
Against:	25,110,936
Abstain:	125,099
Broker Non-Votes:	8,886,326

Proposal 3: Synopsys’ stockholders approved, on an advisory basis, the compensation of Synopsys’ named executive officers as disclosed in the Proxy Statement. The voting results regarding this proposal are set forth below:

For:	125,183,980
Against:	2,389,370
Abstain:	1,171,068
Broker Non-Votes:	8,886,326

Proposal 4: Synopsys’ stockholders indicated their preference, on an advisory basis, that an advisory vote on the compensation of Synopsys’ named executive officers be held every year. The voting results regarding this proposal are set forth below:

1 Year:	118,676,059
2 Years:	240,224
3 Years:	9,801,312
Abstain:	26,823

Proposal 5: Synopsys’ stockholders ratified the selection of KPMG LLP as Synopsys’ independent registered public accounting firm for the fiscal year ending October 31, 2011. The voting results regarding this proposal are set forth below:

For:	135,581,528
Against:	2,037,615
Abstain:	11,601

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.33	2006 Employee Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: March 25, 2011	By:	/s/ Brian E. Cabrera
Brian E. Cabrera
Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.33	2006 Employee Equity Incentive Plan, as amended